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                                                              Exhibit (10)(ii)

                        Consent of Independent Auditors


The Board of Directors
GE Capital Life Assurance Company of New York
  and
Contractholders
GE Capital Life Separate Account II:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Richmond, VA
February 27, 2001

                                                        /s/ KPMG LLP